UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
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Investor Presentation February - March 2007

Cautionary Note Regarding Forward-Looking Statements: This presentation contains forward-looking statements. Those forward-looking statements include all statements other than those made solely with respect to historical fact. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statements. These factors include, but are not limited to, (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the outcome of any legal proceedings that have been or may be instituted against Clear Channel and others relating to the merger agreement; (3) the inability to complete the merger due to the failure to obtain shareholder approval or the failure to satisfy other conditions to completion of the merger, including the expiration of the waiting period under the Hart-Scott- Rodino Antitrust Improvements Act of 1976 and approval by the Federal Communications Commission; (4) the failure to obtain the necessary debt financing arrangements set forth in commitment letters received in connection with the merger; (5) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; (6) the ability to recognize the benefits of the merger; (7) the amount of the costs, fees, expenses and charges related to the merger and the actual terms of certain financings that will be obtained for the merger; (8) the impact of the substantial indebtedness incurred to finance the consummation of the merger; and other risks that are set forth in the "Risk Factors," "Legal Proceedings" and "Management Discussion and Analysis of Results of Operations and Financial Condition" sections of Clear Channel's SEC filings. Many of the factors that will determine the outcome of the subject matter of this presentation are beyond Clear Channel's ability to control or predict. Clear Channel undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Important Information has been filed with the SEC: The Company has made a definitive filing with the Securities and Exchange Commission of a proxy statement and accompanying proxy card to be used to solicit votes in favor of the transactions at the special meeting. The Company strongly advises all shareholders of the Company to read the proxy statement and other proxy materials relating to the special meeting because they contain important information. Such proxy materials are available at no charge on the Securities and Exchange Commission's web site at http://www.sec.gov. In addition, a stockholder who wishes to receive a copy of the definitive proxy materials, without charge, should submit this request to the Company's proxy solicitor, Innisfree M&A Incorporated, at 501 Madison Avenue, 20th Floor, New York, New York 10022 or by calling Innisfree toll-free at (877) 456-3427. The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the transactions. Information concerning the interests of the Company and the other participants in the solicitation is set forth in the Company's definitive proxy statement filed with the Securities and Exchange Commission in connection with the transactions and Annual Reports on Form 10-K, previously filed with the Securities and Exchange Commission. B Triple Crown Finco, LLC and T Triple Crown Finco, LLC (collectively, the "Fincos") and certain affiliates and representatives of the Fincos may be deemed to be participants in the solicitation of proxies from the Company's stockholders in connection with the transactions. Information concerning the interests of the Fincos and their affiliates and representatives in the solicitation is set forth in the Company's definitive proxy statement filed with the Securities and Exchange Commission in connection with the transactions.

The Board Believes That a Sale at $37.60 Maximizes Value and Certainty for Shareholders The Board reviewed all strategic alternatives and determined that $37.60 delivers the greatest value and certainty to shareholders Highly competitive process at an optimal time in the marketplace The Transaction is not a management led buyout Risk that stock trades below $37.60 if merger is not approved 1 2 3 4

Clear Channel Communications The Board Reviewed All Strategic Alternatives and Determined that $37.60 Delivers the Greatest Value and Certainty to Shareholders 1

Clear Channel Communications 10/25/2004 29.14229916 37.6 27.41 31.89734174 10/26/2004 31.24031478 37.6 27.41 31.87642545 10/27/2004 31.44149436 37.6 27.41 31.86780347 10/28/2004 31.7097338 37.6 27.41 31.85806382 10/29/2004 31.9971332 37.6 27.41 31.85135784 11/1/2004 31.53729416 37.6 27.41 31.85263517 11/2/2004 31.89175342 37.6 27.41 31.85982015 11/3/2004 32.07377304 37.6 27.41 31.86365215 11/4/2004 32.38991238 37.6 27.41 31.86732447 11/5/2004 32.05461308 37.6 27.41 31.87530779 11/8/2004 31.91091338 37.6 27.41 31.87291279 11/9/2004 32.32285252 37.6 27.41 31.86828247 11/10/2004 32.46655222 37.6 27.41 31.8700388 11/11/2004 32.49529216 37.6 27.41 31.86157648 11/12/2004 32.79227154 37.6 27.41 31.8534335 11/15/2004 32.92639126 37.6 27.41 31.83666854 11/16/2004 32.6677318 37.6 27.41 31.82293723 11/17/2004 33.0988309 37.6 27.41 31.81383625 11/18/2004 33.34791038 37.6 27.41 31.79898728 11/19/2004 32.79227154 37.6 27.41 31.79052496 11/22/2004 33.31917044 37.6 27.41 31.77918866 11/23/2004 33.25211058 37.6 27.41 31.78286098 11/24/2004 33.2425306 37.6 27.41 31.77775166 11/26/2004 33.30001048 37.6 27.41 31.78078532 11/29/2004 33.03177104 37.6 27.41 31.78828964 11/30/2004 32.26537264 37.6 27.41 31.78381898 12/1/2004 32.38991238 37.6 27.41 31.78062565 12/2/2004 32.82101148 37.6 27.41 31.76849101 12/3/2004 31.7576337 37.6 27.41 31.7600287 12/6/2004 32.21747274 37.6 27.41 31.74533939 12/7/2004 31.8055336 37.6 27.41 31.73847374 12/8/2004 31.98755322 37.6 27.41 31.74549906 12/9/2004 32.36117244 37.6 27.41 31.76162536 12/10/2004 31.9013334 37.6 27.41 31.76130603 12/13/2004 32.34201248 37.6 27.41 31.76082703 12/14/2004 32.82101148 37.6 27.41 31.74677639 12/15/2004 33.21379066 37.6 27.41 31.73943174 12/16/2004 33.17547074 37.6 27.41 31.7400704 12/17/2004 32.30369256 37.6 27.41 31.74613772 12/20/2004 31.96839326 37.6 27.41 31.74549906 12/21/2004 32.38991238 37.6 27.41 31.75875136 12/22/2004 32.30369256 37.6 27.41 31.78381898 12/23/2004 32.44739226 37.6 27.41 31.80968492 12/27/2004 32.26537264 37.6 27.41 31.8534335 12/28/2004 32.15999286 37.6 27.41 31.89207275 12/29/2004 32.20789276 37.6 27.41 31.93278767 12/30/2004 32.40907234 37.6 27.41 31.97877157 12/31/2004 32.08335302 37.6 27.41 32.02475548 1/3/2005 31.5181342 37.6 27.41 32.07042005 1/4/2005 31.1828349 37.6 27.41 32.1227906 1/5/2005 30.4643364 37.6 27.41 32.15711887 1/6/2005 30.7517358 37.6 27.41 32.18761514 1/7/2005 30.55055622 37.6 27.41 32.21459875 1/10/2005 30.5122363 37.6 27.41 32.23232171 1/11/2005 30.14819706 37.6 27.41 32.24780934 1/12/2005 30.10029716 37.6 27.41 32.25259933 1/13/2005 29.94701748 37.6 27.41 32.26074232 1/14/2005 30.655936 37.6 27.41 32.26457431 1/18/2005 30.5601362 37.6 27.41 32.27670895 1/19/2005 30.10029716 37.6 27.41 32.28054094 1/20/2005 30.34937664 37.6 27.41 32.27958294 1/21/2005 30.62719606 37.6 27.41 32.27159963 1/24/2005 30.7038359 37.6 27.41 32.25595233 1/25/2005 30.96249536 37.6 27.41 32.2375907 1/26/2005 30.93375542 37.6 27.41 32.20406077 1/27/2005 30.74215582 37.6 27.41 32.16669885 1/28/2005 30.95291538 37.6 27.41 32.12247127 1/31/2005 31.06787514 37.6 27.41 32.06387373 2/1/2005 31.134935 37.6 27.41 32.00351985 2/2/2005 31.53729416 37.6 27.41 31.93645999 2/3/2005 31.3265346 37.6 27.41 31.86700514 2/4/2005 31.92049336 37.6 27.41 31.79531495 2/7/2005 32.54319206 37.6 27.41 31.7249021 2/8/2005 32.92639126 37.6 27.41 31.65736324 2/9/2005 33.02219106 37.6 27.41 31.59317738 2/10/2005 33.1467308 37.6 27.41 31.53633616 2/11/2005 33.1467308 37.6 27.41 31.48332694 2/14/2005 32.9551312 37.6 27.41 31.43111605 2/15/2005 33.07009096 37.6 27.41 31.39662812 2/16/2005 32.89765132 37.6 27.41 31.35128288 2/17/2005 32.8114315 37.6 27.41 31.29795433 2/18/2005 32.7635316 37.6 27.41 31.24622243 2/22/2005 32.2366327 37.6 27.41 31.18906189 2/23/2005 32.4761322 37.6 27.41 31.12264069 2/24/2005 32.48571218 37.6 27.41 31.0528665 2/25/2005 31.3744345 37.6 27.41 30.98884031 2/28/2005 31.88217344 37.6 27.41 30.93487308 3/1/2005 32.1408329 37.6 27.41 30.88010753 3/2/2005 31.97797324 37.6 27.41 30.82007299 3/3/2005 31.91091338 37.6 27.41 30.76434944 3/4/2005 31.98755322 37.6 27.41 30.70367623 3/7/2005 32.43781228 37.6 27.41 30.64555769 3/8/2005 32.092933 37.6 27.41 30.58520381 3/9/2005 31.7097338 37.6 27.41 30.53586692 3/10/2005 31.613934 37.6 27.41 30.48653002 3/11/2005 32.31327254 37.6 27.41 30.44118478 3/14/2005 32.3324325 37.6 27.41 30.38993189 3/15/2005 32.7635316 37.6 27.41 30.33788066 3/16/2005 32.72521168 37.6 27.41 30.28359411 Clear Channel Has Actively Pursued Shareholder Value Creation with Little Impact to the Stock Price Prior to the Sale Process Approximately $4.3 billion distributed via share repurchases and over $1 billion distributed via recurring dividends since 2004 10% IPO of CCO 100% spin-off of Live Nation 50% increase in recurring dividend Selected Value Creation Initiatives 10/25/2006 Exploration of strategic alternatives announced Offer Price: $37.60

The Public Markets Have Not Been Responsive to Clear Channel's Historical Value Creation Initiatives Source: Company Press Releases, Bloomberg Note: Average prices based on trading days 1) Represents difference between average price for 60 trading days following initiative and trading day prior to initiative. 2) Announcement of the spin-off of Live Nation, IPO of CCO and 50% increase of CCU regular dividend. 3) Includes impact of Live Nation spin-off by adding 1/8 share of Live Nation to CCU following 12/21/2005. 4) Represents $37.60 deal price premium to 60 trading day average of $29.27 ended 10/24/2006, the trading day prior the announcement of strategic alternatives. 2005 Plan of Strategic Initiatives Announcement (4/29/2005)2 IPO of CCO (11/11/2005)3 Live Nation Spin-off (12/21/2005)3 Deal Premium^ East -0.038 0.031 -0.026 0.2847

Board and management initiated a strategic review to enhance shareholder value in light of industry challenges and stock price performance Goldman Sachs and Akin Gump engaged as financial and legal advisors to the Board Special Advisory Committee formed to report on fairness of transaction Lazard and Sidley Austin engaged as financial and legal advisors to the Special Advisory Committee Process was designed to maximize competitive dynamics of bid process Efficient timeline to minimize business disruption and maximize competitive intensity Public announcement and visibility of process signaled opportunity to prospective buyers 9 signed confidentiality agreements and multiple bids over 2 rounds of competitive bidding Process resulted in bidders submitting fully negotiated agreements and committed financing Board achieved full-value bids from qualified buyers based on substantial access to non-public information and supported by legal and accounting advisors, external consultants and industry experts Merger agreements and financing commitments negotiated in parallel for two separate consortia Timing took advantage of a unique window of opportunity given current robust conditions in private equity and credit markets Strategic Review Initiated to Enhance Shareholder Value

The Board Rigorously Evaluated a Comprehensive Range of Alternatives, and Determined that $37.60/share in this Transaction is Superior Placeholder Status Quo Sale of CCO Current Offer Leveraged buyout In cash, greatest value and certainty to shareholders CCU is not sold and does not engage in any strategic or financial alternatives Merger premium would be eliminated from CCU and CCO stock prices Challenges facing radio industry Potential CCU and CCO trading values in the absence of this transaction Appropriate public company leverage levels Historical impact of repurchases on share price Significant tax leakage Spin-off of CCO shares to CCU shareholders Repurchase CCU shares/fund special dividend through cash from asset sales and potential additional leverage Spin-off CCO, Sell Non-core Assets Recapitalization and Share Repurchase /Special Dividend Increase leverage and use proceeds for share repurchases/special dividend Sale/strategic combination of CCO Other Potential Alternatives Evaluated Alternative Description Considerations

The Board Focused on Factors Affecting Certainty of Value to Shareholders, Including the Following Fundamental Topics Future growth and profitability of CCU and CCO Challenges facing radio industry The opportunity for digital outdoor, including its associated risks and timing of rollout Business and Industry Valuation Structural Appropriate leverage levels in the context of a public company Structural issues related to the separation of CCO: Taxes, management, financing costs and future potential strategic combinations In order to preserve the tax-free status of any spin-off of CCO, CCU shareholders must retain 80% ownership of CCO Potential CCU and CCO trading values in the absence of this transaction Certainty for the shareholders of proposed transaction compared with uncertainty and risk of strategic alternatives

$37.60 Represents a 28% Premium to the 60-day Average "Undisturbed Price"1 $37.60 Offer Price Premium2 30 Days = 25% 60 Days = 28% 90 Days = 27% 1 Year = 26% Source: FactSet 1) Undisturbed 60 trading day average of $29.27 ended 10/24/2006, the trading day prior the announcement of strategic alternatives. 2) Represents $37.60 offer premium to the average price over the respective period ended 10/24/2006, the trading day prior to the announcement of strategic alternatives.

Banc of America Bear Stearns CIBC CL King Credit Suisse Deutsche Bank Goldman Sachs Morgan Stanley RBC Stanford Group Stifel Nicolaus Wachovia1 35 34 34 25 31 29 35 31 34 30 36 35 Average = $32.20 32.4 32.4 32.4 32.4 32.4 32.4 32.4 32.4 32.4 32.4 32.4 32.4 Offer Price = $37.60 37.6 37.6 37.6 37.6 37.6 37.6 37.6 37.6 37.6 37.6 37.6 37.6 Source: Most recent analyst reports prior to 10/25/2006 (Banc of America Securities 10/23/2006, Bear Stearns 10/09/2006, CIBC 8/08/2006, CL King 9/06/2006, Credit Suisse 10/23/2006, Deutsche Bank 9/21/2006, Goldman Sachs 8/09/2006, Morgan Stanley 10/24/2006, RBC 8/09/2006, Stanford Group 10/03/2006, Stifel Nicolaus 10/16/2006, Wachovia 9/12/2006) 1) Represents the midpoint of the valuation range given by Wachovia in its report on 9/12/06 as Wachovia does not publish price targets for CCU. $37.60 is a Significant Premium to Analyst Stock Price Targets Prior to the Company's Announcement of Strategic Alternatives

Highly Competitive Process at an Optimal Time in the Marketplace 2

# Process was Conducted by Disinterested Directors and Supported by a Special Advisory Committee

| | Name | Background |
|---|---|---|
| **Special Advisory Committee** | Perry J. Lewis | 40-year career in investment banking, M&A advisory and private equity investing. Chairman of special advisory committee |
| | John H. Williams | Sr. VP of First Union Securities, Inc., until his retirement in July 1999. Director since 1984 |
| | John B. Zachry | CEO of Zachry Construction Corp. Director since December 2005 |
| **Other Independent/ Disinterested Directors** | Alan D. Feld | Partner at Akin Gump Strauss Hauer & Feld LLP. Director since 1984. Lead independent director – merger process |
| | Phyllis B. Riggins | Managing Director of Bluffview Capital, LP. Director since December 2002 |
| | Theodore H. Strauss | Chairman of Advisory Board for Dallas Region of Texas State Bank. Director since 1984 |
| | J.C. Watts, Jr. | Chairman of JC Watts Companies, LLC. Director since February 2003 |
| **Excluded from All Deliberations** | L. Lowry Mays | Chairman of the Board. Founder of CCU |
| | Mark P. Mays | Chief Executive Officer. Director since May 1998 |
| | Randall T. Mays | Chief Financial Officer and President. Director since April 1999 |
| | B.J. McCombs | Private investor |

Clear Channel Communications

14

Process Maximized Value and Certainty for Shareholders $37.60 all cash consideration: Achieved through a highly competitive process A significant premium to historical market prices Was facilitated by Board renegotiation of management employment agreements, which created approximately $300 million of value (approximately $0.60/share) for shareholders Additional value achieved through Regular annual dividend of $0.75 per share to be paid quarterly through closing Ticking fee of lesser of 8% per year or the Company's operating cash flow beginning January 1, 2008 through closing Transaction certainty Equity and debt commitments have no financing conditions Buyers required to take all necessary steps to obtain regulatory approval with substantial reverse break-up fees for any failure to obtain those approvals Company may receive and consider competing proposals

Bidders Were Able to Do Full Due Diligence; Bids Represent Full Value Based on Thorough Diligence in Competitive Process Access to substantial non-public financial and business information Detailed company financial projections Access to recent company and industry trending in radio Evaluation of implications of emerging technologies Current pipeline and appropriate rate of deployment of digital billboards Full deployment of key sponsor advisors Legal Accounting Management consulting firms for industry research Consumer research firms for consumer surveys Industry experts and contacts Willingness to tolerate extremely high leverage levels The winning consortium outbid all other parties in an extremely competitive process based on full and thorough diligence and aggressive financing levels:

Consortium 1 led by Blackstone and Providence submits proposal for $34.50 Consortium 1 indicates $35.50 subject to additional diligence KKR temporarily drops from Consortium 1 Consortium 1 indicates $35.00 subject to additional debt and equity sources Consortium 1 submits revised proposal at $35.00 Consortium 2 (Bain, THL, TPG) submits initial indication at $35-$37 TPG drops from Consortium 2 Consortia 1 and 2 both submit bids at $36.50 Consortium 1 submits bid at $36.85 Consortium 2 submits bid at $37.60 9/22/2006 9/27/2006 10/18/2006 10/24/2006 11/13/2006 11/15/2006 34.5 35.5 35 35 0 0 36.5 36.85 0 0 0 0 36.5 37.6 29.27 29.27 29.27 29.27 29.27 29.27 ($ per share) Auction Process Created an Incremental $1.5 Billion of Value for Shareholders

No Competitive Bidder has Emerged to Date Public announcement of review of strategic alternatives made on October 25, 2006 Evaluation by virtually all leading private equity sponsors Consortium 1: Blackstone, KKR, Providence Equity Consortium 2: Bain Capital, Thomas H. Lee, Texas Pacific Group Texas Pacific Group subsequently withdrew from Consortium 2 Consortium 3: Apollo, Carlyle Consortium 4: Cerberus, Oak Hill No strategics (media conglomerates or pure-play radio or outdoor companies) chose to bid during the auction or go-shop period Total of 22 strategic and private equity parties contacted during go-shop period with no interest expressed

Clear Channel Communications The Transaction is not a Management Led Buyout 3

The Transaction is Not a Management Led Buyout Management and the Mays family did not initiate the transaction or participate in any of the Board deliberations related to any of the offers Management buyouts involve significant rollover commitments In contrast, the Mays family is selling the substantial majority of their holdings in the transaction This transaction is not subject to Rule 13e-3 ("going private with affiliates") under the Securities Exchange Act Note: Mark Mays and Randall Mays have each agreed to convert $10 million of shares of Company common stock, shares of Company restricted stock and "in the money" Company stock options into equity securities of the surviving corporation. L. Lowry Mays' current intention is to sell 100% of his equity securities in the Company

The Mays Family is Selling the Substantial Majority of Their Holdings in the Transaction Pre-Deal Ownership Post-Deal Ownership Blank CCU 1350 20 0 Kinder Morgan 2522.5 2488.5 0 HCA 873.2 800 0 ARAMARK 706.6346176 CCU1 HCA3 ARAMARK4 Kinder Morgan2 ($ in millions, % management or significant shareholder equity rollover) 1) Pre-deal value calculated by multiplying the beneficial shares owned by L. Lowry Mays, Mark Mays and Randall Mays per proxy dated 1/29/2007 by deal price of $37.60. Mark Mays and Randall Mays have each agreed to convert $10 million of shares of Company common stock, shares of Company restricted stock and "in the money" Company stock options into equity securities of the surviving corporation. L. Lowry Mays' current intention is to sell 100% of his equity securities in the Company. However, if he seeks to rollover some portion of his holdings, L. Lowry Mays has informed the Company that he will be selling a substantial majority of his holdings in the transaction. 2) Pre-deal value calculated by multiplying the beneficial shares owned by Dr. Richard Kinder, Nancy Kinder and Portcullis per proxy dated 11/15/2006 by imputed rollover price for each party. Post-deal value represents a rollover of 24mm shares by Richard and Nancy Kinder and 0.6mm by Portcullis as described in proxy multiplied by imputed rollover price for each party. 3) Pre-deal value calculated by multiplying beneficial shares owned by Thomas F. Frist, Jr., M.D., Thomas F. Frist III and the Frist Entities per proxy dated 10/17/2006 by deal price of $51.00. Post-deal value represents the Frist Entities rollover of 15.7mm shares as described in proxy multiplied by deal price of $51.00. Does note include $180mm of equity commitments that may be assigned to the Frist Entities. 4) Pre-deal value calculated by multiplying beneficial shares owned by Joseph Neubauer per proxy dated 11/20/2006 by imputed rollover price. Post-deal value represents a rollover commitment from Joseph Neubauer of up to approximately 8.5mm shares of ARAMARK common stock having an aggregate value of up to $250mm. Pre-Deal Value Post-Deal Value 0.07 1.4 ~1% 0.06

Clear Channel Communications Risk that CCU Trades Below $37.60 if Merger is Not Approved 4

Clear Channel Outdoor 8/1/2006 20.32 21.3 8/2/2006 20.25 21.3 8/3/2006 20.56 21.3 8/4/2006 20.33 21.3 8/7/2006 20.6 21.3 8/8/2006 19.93 21.3 8/9/2006 19.52 21.3 8/10/2006 19.32 21.3 8/11/2006 18.92 21.3 8/14/2006 19.1 21.3 8/15/2006 19.48 21.3 8/16/2006 19.51 21.3 8/17/2006 19.72 21.3 8/18/2006 19.7 21.3 8/21/2006 19.6 21.3 8/22/2006 19.75 21.3 8/23/2006 19.58 21.3 8/24/2006 19.38 21.3 8/25/2006 19.16 21.3 8/28/2006 19.44 21.3 8/29/2006 19.55 21.3 8/30/2006 19.85 21.3 8/31/2006 19.94 21.3 9/1/2006 20.09 21.3 9/5/2006 19.76 21.3 9/6/2006 19.38 21.3 9/7/2006 19.67 21.3 9/8/2006 19.55 21.3 9/11/2006 19.7 21.3 9/12/2006 20.01 21.3 9/13/2006 20 21.3 9/14/2006 20.06 21.3 9/15/2006 19.81 21.3 9/18/2006 20.11 21.3 9/19/2006 19.72 21.3 9/20/2006 19.8 21.3 9/21/2006 19.55 21.3 9/22/2006 19.65 21.3 9/25/2006 20.09 21.3 9/26/2006 20.18 21.3 9/27/2006 20.93 21.3 9/28/2006 20.83 21.3 9/29/2006 20.4 21.3 10/2/2006 19.99 21.3 10/3/2006 19.95 21.3 10/4/2006 20 21.3 10/5/2006 20.31 21.3 10/6/2006 20.22 21.3 10/9/2006 20.37 21.3 10/10/2006 21.05 21.3 10/11/2006 20.99 21.3 10/12/2006 20.71 21.3 10/13/2006 21 21.3 10/16/2006 21.52 21.3 10/17/2006 21.3 21.3 10/18/2006 21.62 21.3 10/19/2006 21.59 21.3 10/20/2006 21.1 21.3 10/23/2006 21.13 21.3 10/24/2006 21.3 21.3 10/25/2006 21.2 21.3 10/26/2006 22.41 21.3 10/27/2006 23.5 21.3 10/30/2006 24.25 21.3 10/31/2006 24.55 21.3 11/1/2006 24.94 21.3 11/2/2006 25.13 21.3 11/3/2006 25.21 21.3 11/6/2006 25.15 21.3 11/7/2006 25.16 21.3 11/8/2006 24.99 21.3 11/9/2006 25.06 21.3 11/10/2006 25.01 21.3 11/13/2006 24.95 21.3 11/14/2006 24.98 21.3 11/15/2006 24.98 21.3 11/16/2006 24.86 21.3 11/17/2006 24.94 21.3 11/20/2006 25.18 21.3 11/21/2006 25.37 21.3 11/22/2006 25.19 21.3 11/24/2006 25.15 21.3 11/27/2006 25.47 21.3 11/28/2006 26 21.3 11/29/2006 25.48 21.3 11/30/2006 25.75 21.3 12/1/2006 25.69 21.3 12/4/2006 25.68 21.3 12/5/2006 25.75 21.3 12/6/2006 25.87 21.3 12/7/2006 25.9 21.3 12/8/2006 25.85 21.3 12/11/2006 26.25 21.3 12/12/2006 26.6 21.3 12/13/2006 27.09 21.3 12/14/2006 27.14 21.3 12/15/2006 27.2 21.3 12/18/2006 27.28 21.3 12/19/2006 27.38 21.3 Both CCU and CCO have Reacted Dramatically to the Announcement of Strategic Alternatives Clear Channel Communications 8/1/2006 28.95 32.2 8/2/2006 29.38 32.2 8/3/2006 28.96 32.2 8/4/2006 28.95 32.2 8/7/2006 28.54 32.2 8/8/2006 28 32.2 8/9/2006 27.41 32.2 8/10/2006 27.7 32.2 8/11/2006 27.77 32.2 8/14/2006 27.83 32.2 8/15/2006 27.8 32.2 8/16/2006 27.89 32.2 8/17/2006 27.87 32.2 8/18/2006 27.9 32.2 8/21/2006 27.97 32.2 8/22/2006 28.1 32.2 8/23/2006 27.95 32.2 8/24/2006 28.13 32.2 8/25/2006 28.47 32.2 8/28/2006 28.47 32.2 8/29/2006 28.76 32.2 8/30/2006 28.75 32.2 8/31/2006 29.04 32.2 9/1/2006 29.24 32.2 9/5/2006 29.27 32.2 9/6/2006 29.15 32.2 9/7/2006 29.11 32.2 9/8/2006 29.38 32.2 9/11/2006 29.67 32.2 9/12/2006 29.8 32.2 9/13/2006 29.63 32.2 9/14/2006 29.5 32.2 9/15/2006 29.41 32.2 9/18/2006 29.33 32.2 9/19/2006 29.21 32.2 9/20/2006 29.28 32.2 9/21/2006 29.1 32.2 9/22/2006 29.05 32.2 9/25/2006 29.37 32.2 9/26/2006 29.52 32.2 9/27/2006 29.05 32.2 9/28/2006 28.92 32.2 9/29/2006 28.85 32.2 10/2/2006 29 32.2 10/3/2006 29.1 32.2 10/4/2006 29.33 32.2 10/5/2006 29.58 32.2 10/6/2006 30.02 32.2 10/9/2006 30.65 32.2 10/10/2006 30.38 32.2 10/11/2006 30.37 32.2 10/12/2006 30.75 32.2 10/13/2006 30.71 32.2 10/16/2006 30.84 32.2 10/17/2006 30.61 32.2 10/18/2006 31.5 32.2 10/19/2006 31.37 32.2 10/20/2006 31.35 32.2 10/23/2006 31.78 32.2 10/24/2006 32.2 32.2 10/25/2006 32.35 32.2 10/26/2006 35.48 32.2 10/27/2006 34.7 32.2 10/30/2006 34.47 32.2 10/31/2006 34.85 32.2 11/1/2006 34.52 32.2 11/2/2006 34.42 32.2 11/3/2006 34.35 32.2 11/6/2006 34.45 32.2 11/7/2006 34.54 32.2 11/8/2006 34.89 32.2 11/9/2006 34.67 32.2 11/10/2006 34.97 32.2 11/13/2006 34.38 32.2 11/14/2006 34.11 32.2 11/15/2006 34.12 32.2 11/16/2006 35.36 32.2 11/17/2006 35.22 32.2 11/20/2006 35.26 32.2 11/21/2006 35.32 32.2 11/22/2006 35.31 32.2 11/24/2006 35.28 32.2 11/27/2006 35.35 32.2 11/28/2006 35.3 32.2 11/29/2006 35.25 32.2 11/30/2006 35.16 32.2 12/1/2006 35.37 32.2 12/4/2006 35.39 32.2 12/5/2006 35.43 32.2 12/6/2006 35.36 32.2 12/7/2006 35.34 32.2 12/8/2006 35.33 32.2 12/11/2006 35.43 32.2 12/12/2006 35.3 32.2 12/13/2006 35.38 32.2 12/14/2006 35.47 32.2 12/15/2006 35.5 32.2 12/18/2006 35.52 32.2 12/19/2006 35.5 32.2 Clear Channel Communications Clear Channel Outdoor 10/25/2006 Exploration of strategic alternatives announced 10/25/2006 Exploration of strategic alternatives announced CCU Radio Index1 S&P 500 + 13% + 1% + 5% Change Since 10/25/2006 CCO Outdoor Index2 S&P 500 + 33% + 15% + 5% Change Since 10/25/2006 Source: FactSet 1) Radio Index includes Citadel, Cox, Cumulus, Emmis, Entercom and Radio One. 2) Outdoor Index includes Lamar and JCDecaux.

Perception of Radio in the Equity Markets % of Total Recommendations % of Total Recommendations % of Total Recommendations % of Total Recommendations % of Total Recommendations Company Strong Buy Buy Hold Underperform Sell Clear Channel Communications 5% 11% 63% 16% 5% CBS 14 41 36 5 5 Citadel Broadcasting 0 10 80 0 10 Cox Radio 0 7 43 29 21 Cumulus Media 13 13 44 25 6 Emmis Communications 6 0 69 13 13 Entercom Communications 15 15 45 15 10 Radio One 13 40 40 0 7 Westwood One 0 0 83 17 0 Source: FactSet as of 2/23/2007

Historical and Projected Radio Sector Growth is a Key Factor in the Board's Analysis PWC Industry Projection2 1999 0.146 2000 0.123 2001 -0.0749 2002 0.057 2003 0.01 2004 0.02 2005 0 2006 0.01 Source: RAB analysis - Includes information from Ernst Young, Radio Expenditure Reports, Miller Kaplan & Arase Co., and Hungerford Aldrin Nichols & Carter. Selected Wall Street Analyst Estimates - Bank of America 1/18/2007, Bear Stearns 1/05/2007, BMO Capital Markets 1/09/2007, Citigroup 2/02/2007, CL King and Associates 1/22/2007, Lehman Brothers 1/08/2007, Thomas Weisel 2/02/2007 Radio Year-over-Year Revenue Growth Selected Wall Street Analyst Estimated Radio Growth Rates (2006-2007) Institution Growth Rate Bank of America (1.0)% Bear Stearns 2.0 BMO Capital (1.5) Citigroup 1.5 CL King (1.0) Lehman (1.0) Thomas Weisel 2.0 Average 0.1%

Clear Channel Communications Conclusion

The Board Believes That a Sale at $37.60 Maximizes Value and Certainty for Shareholders The Board reviewed all strategic alternatives and determined that $37.60 delivers the greatest value and certainty to shareholders Highly competitive process at an optimal time in the marketplace The Transaction is not a management led buyout Risk that stock trades below $37.60 if merger is not approved 1 2 3 4

Clear Channel Communications Q&A